UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 18, 2005

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

                DELAWARE                             000-25887                         36-3681151
      (State or other jurisdiction           (Commission file number)               (I.R.S. employer
           of incorporation)                                                      identification no.)

           TEN NORTH DEARBORN                                                            60602
           CHICAGO, ILLINOIS                                                           (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the Securities
                Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
                ---------------------------------------------

         On July 18, 2005, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended June 30, 2005. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 9 of Exhibit 99.1.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRIVATEBANCORP, INC.


Date:  July 18, 2005                        By: /s/ Ralph B. Mandell
                                                --------------------------------
                                                 Ralph B. Mandell
                                                 Chairman of the Board and Chief
                                                   Executive Officer

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

                                  EXHIBIT INDEX

   NUMBER                                  DESCRIPTION
   ------                                  -----------

Exhibit 99.1    Press Release dated July 18, 2005.

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